EXECUTION COPY


               AMENDMENT NO. 2, WAIVER and AGREEMENT dated as of October 15, 2005 (this "Waiver"), to the AMENDED AND RESTATED CREDIT AGREEMENT dated as of July 3, 2002, as amended by Amendment No. 1 and Agreement dated as of November 25, 2003 (as so amended, the "Credit Agreement"), among TEREX CORPORATION, a Delaware corporation ("Terex"), NEW TEREX HOLDINGS UK LIMITED, a limited company organized under the laws of England (the "Scottish Borrower"), TEREX INTERNATIONAL FINANCIAL SERVICES COMPANY, a company organized under the laws of the Republic of Ireland (the "European Borrower"), POWERSCREEN INTERNATIONAL LIMITED, a company organized under the laws of England ("Powerscreen"), TEREX CRANES FRANCE S.A.S., a company organized under the laws of the Republic of France formerly named P.P.M. S.A.S. (the "French Borrower"), TEREX MINING AUSTRALIA PTY LTD, a company organized under the laws of New South Wales, Australia (the "Australian Borrower"), TEREX GERMANY GMBH & CO. KG, a partnership founded under the laws of the Federal Republic of Germany (the "German Borrower"), and TEREX ITALIA S.R.L., a company organized under the laws of the Republic of Italy (the "Italian Borrower" and, together with Terex, the Scottish Borrower, the European Borrower, Powerscreen, the French Borrower, the Australian Borrower and the German Borrower, the "Borrowers"), the Lenders (as defined in Article I of the Credit Agreement), the Issuing Banks (as defined in Article I of the Credit Agreement) and CREDIT SUISSE (formerly known as Credit Suisse First Boston), as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders.

     A. Pursuant to the Credit Agreement, the Lenders and the Issuing Banks have extended, and have agreed to extend, credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth in the Credit Agreement.

     B. Terex has informed the Administrative Agent that it will not furnish to the Administrative Agent, in compliance with Sections 5.04(a), (b) and (c) of the Credit Agreement, the consolidated and consolidating financial statements with respect to the year ended December 31, 2004 and the quarters ended March 31, 2005, June 30, 2005 and September 30, 2005, accompanied by the audit opinion, accountants' certificate and officer's certificate required by such Sections (collectively, the "Financial Statements and Certificates"), at the times required by such Sections.

     C. Terex has also informed the Administrative Agent that it intends to restate (the "Restated Financial Statements") its historical audited consolidated financial statements for the years ended December 31, 2000, 2001, 2002 and 2003 (the "Affected Financial Statements").

     D. In connection with the foregoing, the Borrowers have requested that the Requisite Lenders (as defined below) waive, through February 15, 2006, (i) compliance by the Borrowers with Sections 5.04(a), (b) and (c) of the Credit Agreement and (ii) any Defaults or Events of Default that may arise solely as a result of (x) the failure to deliver or file in a timely manner the Financial Statements and Certificates or (y) the failure of any representation or warranty contained in the Credit Agreement and relating to the Affected Financial Statements to be correct when made or deemed made.

     E. The Borrowers have also requested that the Requisite Lenders agree to amend the Credit Agreement as set forth herein.

     F. The Requisite Lenders are willing to grant such waivers, and to agree to such amendment, in each case on the terms and subject to the conditions set forth herein.

     G. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

     Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Waivers. (a) Subject to Section 2 below, pursuant to Section 9.08(b) of the Credit Agreement, the Requisite Lenders hereby waive, through February 15, 2006, (i) compliance by the Borrowers with Sections 5.04(a), (b) and (c) of the Credit Agreement and (ii) any Default or Event of Default that may arise under the Credit Agreement solely as a result of (x) the failure of Terex to deliver or file the Financial Statements and Certificates (including any Default arising under Article VII(f) of the Credit Agreement unless and until the holders of any Indebtedness referred to in such Article VII(f) shall take any action to cause such Indebtedness to become due prior to its stated maturity) or (y) the failure of any representation or warranty contained in the Credit Agreement and relating to the Affected Financial Statements to be correct when made or deemed made.

     (b) In no way shall the waiver set forth in Section 1(a) hereof be deemed to be a waiver of any matter disclosed in the Financial Statements and Certificates or the Restated Financial Statements upon delivery.

     SECTION 2. Waiver Termination. The waivers set forth in Section 1(a) hereof shall remain in effect through and including February 15, 2006, after which time such waivers shall automatically terminate and be of no further force, and all rights and remedies with respect to the matters set forth in Section 1(a) hereof of the Administrative Agent, the Collateral Agent and the Lenders under the

Credit Agreement and any other Loan Document shall, without any further action by any person, automatically be reinstated as if the waivers set forth in
Section 1(a) hereof had not become effective.

     SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Waiver, each of the Borrowers represents and warrants to the Administrative Agent, the Collateral Agent, the Issuing Banks and each of the Lenders that:

     (a) This Waiver has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

     (b) After giving effect to this Waiver, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

     (c) After giving effect to this Waiver, no Default or Event of Default has occurred and is continuing.

     SECTION 4. Effectiveness. This Waiver shall become effective as of the date first set forth above on the date that the following conditions are satisfied (the "Waiver Effective Date"):

     (a) The Administrative Agent shall have received counterparts of this Waiver that, when taken together, bear the signatures of (i) the Borrowers, (ii) the Required Lenders and (iii) Revolving Credit Lenders holding a majority of the aggregate Revolving Credit Commitments (the "Requisite Lenders").

     (b) The Lenders  shall have  received  the Waiver Fee  payable  pursuant to
Section 7 of this Waiver.

     (c) The Administrative Agent shall have received the following:

          (i) unaudited, draft consolidated balance sheets and related statements of income and cash flows ("Draft Unaudited Financial Statements") showing the financial condition of Terex and its consolidated Subsidiaries as of and for (x) the fiscal year ended December 31, 2004, and
     (y) the fiscal quarters (and the then-elapsed portion of the fiscal year) ended March 31, 2005 and June 30, 2005; and

          (ii) a certificate of a Financial Officer, based on the financial information derived from the Draft Unaudited Financial Statements delivered pursuant to clause (i) above (which certificate may note that the Draft Unaudited Financial Statements are not complete and are subject to change), setting forth reasonably detailed calculations demonstrating compliance with Sections 6.10, 6.11, 6.12, 6.13 and 6.14 of the Credit Agreement, including but not limited to a detailed schedule of the calculation of Pro Forma Acquisition EBITDA and Total Debt for the periods and as of the dates referred to in clause (i) above, in a form reasonably satisfactory to the Administrative Agent (any such certificate that is given with respect to Draft Unaudited Financial Statements being referred to herein as an "Interim Compliance Certificate").

          (d) If and to the extent an Interim Compliance Certificate shows that the Consolidated Leverage Ratio as of the end of any period covered by the Draft Financial Statements would have been in a lower category (i.e., a higher Consolidated Leverage Ratio) for purposes of determining the Applicable Percentages than the category actually used for such purpose, the Administrative Agent shall have received from the Borrowers such additional interest and Facilities Fees (in each case, without interest thereon) as would have accrued on the outstanding Revolving Loans, A/C Fronted Loans, Swingline Loans and Revolving Credit Commitments had the calculation thereof been made using the Applicable Percentage corresponding to the correct category. The Administrative Agent shall calculate the amount of such additional interest and Facility Fees, if any, in consultation with Terex, and such calculation shall be conclusive absent manifest error.

          SECTION 5. Amendments to the Credit Agreement. (a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following in the appropriate alphabetical order therein:

          "Amendment No. 2" shall mean Amendment No. 2, Waiver and Agreement dated as of October 15, 2005, to this Agreement."

          (b) Section 6.09(b) of the Credit Agreement is hereby amended by (i) inserting after the words "Section 6.06(a)(ii)" in clause (ii)(z) thereof the words "and Section 6.09" and (ii) inserting after the words "Section 5.04(a) or (b)" in clause (ii)(z) thereof the words "or Amendment No. 2".

          (c) Section 6.09 of the Credit Agreement is hereby further amended by adding at the end thereof the following:

          "(d) In addition to amounts allowed under Sections 6.09(b) and (c), Terex may expend up to $235,000,000 to repurchase, redeem, prepay or otherwise acquire for value other Indebtedness; provided, however, that at the time thereof and after giving effect thereto, (i) no Default or Event of Default shall have occurred and be continuing and (ii) on a pro forma basis and after giving effect to such payment and all other payments made pursuant to this paragraph (d), Section 6.09(b)(ii) and Section 6.06(a)(ii) made after the last day of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 5.04(a) or (b) or Amendment No. 2, as applicable, as if such payments were made in the four-fiscal-quarter period ending on such last day of such fiscal quarter, the Consolidated Leverage Ratio as of the end of such four-fiscal-quarter period shall be less than 2.85 to 1.00."

          SECTION 6. Agreements. (a) Unless on or prior to November 15, 2005, Terex shall have complied with the requirements of Sections 5.04(b) and (c) of the Credit Agreement with respect to the fiscal quarter ended September 30, 2005, then on or prior to November 15, 2005, Terex shall deliver to the Administrative Agent Draft Unaudited Financial Statements and an Interim Compliance Certificate with respect to such fiscal quarter.

          (b) The parties hereto acknowledge that the Draft Unaudited Financial Statements and the Interim Compliance Certificates contemplated by Sections 4(c) and 6(a) of this Waiver are not complete, are subject to change and may contain material non-public information with respect to Terex and its securities for purposes of U.S. Federal securities laws and, accordingly, such information may not be made available to Lenders who do not desire to receive such information. The Lenders acknowledge that all such information is confidential "Information", as such term is used in Section 9.17 (Confidentiality) of the Credit Agreement.

          (c) The Borrowers agree that, from and including the Waiver Effective Date to but excluding the Financial Statement Cure Date (as defined below), each of (i) the Applicable Percentage in respect of outstanding Term Loans and (ii) the Facility Fee shall be increased by 20 basis points. As used herein, the term "Financial Statement Cure Date" means the first date on which (i) Terex shall have complied with Section 5.04(a) or (b), as applicable, and Section 5.04(c), with respect to the fiscal year ended December 31, 2004, and the fiscal quarters ended March 31, 2005, June 30, 2005 and September 30, 2005, and (ii) no Default shall have occurred and be continuing.

          SECTION 7. Waiver Fee. Terex agrees to pay to each Lender that executes and delivers to the Administrative Agent (or its counsel) a copy of this Waiver at or prior to 5:00 p.m., New York City time, on October 14, 2005, a waiver fee (the "Waiver Fee") in an amount equal to 0.025% of the sum of such Lender's Revolving Credit Commitment and the principal amount of such Lender's outstanding Term Loans, in each case on the Waiver Effective Date. The Waiver Fee shall be payable upon and subject to the effectiveness of this Waiver in accordance with Section 4 hereof. Once paid, the Waiver Fee shall not be refundable under any circumstances.

          SECTION 8. Effect of Waiver. Except as expressly set forth herein, this Waiver shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Borrowers under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Waiver shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

          SECTION 9. Applicable Law. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 10. Counterparts. This Waiver may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Waiver by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Waiver.

          SECTION 11. Notices. All notices hereunder or in connection herewith shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement.

          SECTION 12. Headings. The headings of this Waiver are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

          SECTION 13. Subsidiary Guarantors. Each of the Subsidiary Guarantors hereby acknowledge receipt of and consents to the terms of this Waiver.

                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed by their respective authorized officers as of the day and year first above written.


                                 TEREX CORPORATION,
                                    By

                                      ------------------------------------------
                                       Name:
                                       Title:


                                 NEW TEREX HOLDINGS UK LIMITED,
                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                 TEREX INTERNATIONAL FINANCIAL SERVICES COMPANY,
                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                 POWERSCREEN INTERNATIONAL LIMITED,
                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                 TEREX CRANES FRANCE S.A.S.,
                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:

                                 TEREX MINING AUSTRALIA PTY LTD,
                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                 TEREX GERMANY GMBH & CO. KG,
                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                 TEREX ITALIA S.R.L.,
                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                 EACH SUBSIDIARY GUARANTOR LISTED
                                 ON SCHEDULE I HERETO,
                                    By
                                      ------------------------------------------

                                       Name:
                                       Authorized Signatory:


                                 CREDIT SUISSE, CAYMAN
                                 ISLANDS BRANCH (formerly
                                 known as Credit Suisse First
                                 Boston), individually and as
                                 Administrative Agent and as
                                 Collateral Agent,
                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:

                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:

                                 SIGNATURE PAGE TO AMENDMENT NO. 2, WAIVER AND AGREEMENT DATED AS OF OCTOBER 15, 2005, TO THE TEREX CORPORATION AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JULY 3, 2002,
                                 AS AMENDED


                                 Name of Lender:

                                    --------------------------------------------

                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:

                                                                     SCHEDULE I

                              Subsidiary Guarantors
                              ---------------------

            --------------------------------------------- ----------------------
            The American Crane Corporation
            --------------------------------------------- ----------------------
            Amida Industries, Inc.
            --------------------------------------------- ----------------------
            BL-Pegson USA, Inc.
            --------------------------------------------- ----------------------
            Benford America, Inc.
            --------------------------------------------- ----------------------
            CMI Dakota Company
            --------------------------------------------- ----------------------
            CMI Terex Corporation
            --------------------------------------------- ----------------------
            Cedarapids, Inc.
            --------------------------------------------- ----------------------
            Finlay Hydrascreen USA, Inc.
            --------------------------------------------- ----------------------
            Fuchs Terex, Inc.
            --------------------------------------------- ----------------------
            Genie Access Services, Inc.
            --------------------------------------------- ----------------------
            Genie Financial Services, Inc.
            --------------------------------------------- ----------------------
            Genie Holdings, Inc.
            --------------------------------------------- ----------------------
            Genie Industries, Inc.
            --------------------------------------------- ----------------------
            Genie International, Inc.
            --------------------------------------------- ----------------------
            Genie Lease Management LLC
            --------------------------------------------- ----------------------
            Genie Manufacturing, Inc.
            --------------------------------------------- ----------------------
            Genie Portfolio Management LLC
            --------------------------------------------- ----------------------
            Genie China, Inc.
            --------------------------------------------- ----------------------
            GFS National, Inc.
            --------------------------------------------- ----------------------
            Koehring Cranes, Inc.
            --------------------------------------------- ----------------------
            O & K Orenstein & Koppel, Inc.
            --------------------------------------------- ----------------------
            PPM Cranes, Inc.
            --------------------------------------------- ----------------------
            Payhauler Corp.
            --------------------------------------------- ----------------------
            Powerscreen Holdings USA Inc.
            --------------------------------------------- ----------------------
            Powerscreen International LLC
            --------------------------------------------- ----------------------
            Powerscreen North America, Inc.
            --------------------------------------------- ----------------------
            Powerscreen USA, LLC
            --------------------------------------------- ----------------------
            Royer Industries, Inc.
            --------------------------------------------- ----------------------
            Schaeff Incorporated
            --------------------------------------------- ----------------------
            Spinnaker Insurance Company
            --------------------------------------------- ----------------------
            Standard Havens Products, Inc.
            --------------------------------------------- ----------------------
            Standard Havens, Inc.
            --------------------------------------------- ----------------------
            Terex Advance Mixer, Inc.
            --------------------------------------------- ----------------------
            Terex Cranes, Inc.
            --------------------------------------------- ----------------------
            Terex Financial Services, Inc.
            --------------------------------------------- ----------------------
            Terex Mining Equipment, Inc.
            --------------------------------------------- ----------------------
            Terex-RO Corporation
            --------------------------------------------- ----------------------
            Terex-Telelect, Inc.
            --------------------------------------------- ----------------------
            Terex Utilities, Inc.
            --------------------------------------------- ----------------------
            Terex Utilities South, Inc.
            --------------------------------------------- ----------------------
            Utility Equipment, Inc.
            --------------------------------------------- ----------------------